Exhibit 10.4
AMENDMENT #2
TO THE INDEPENDENT CONTRACTOR AGREEMENT

This Amendment (“Amendment 2”) is effective as of the date of the last signature (“Amendment 2 Effective Date”) and modifies the Independent Contractor Agreement by and between Gates Ventures, LLC (“Company”) and Schrödinger, Inc. (“Contractor” or “Schrödinger”) dated June 16, 2020, amended August 14, 2023 (the “Agreement”).

WHEREAS, the parties hereto wish to amend the Agreement to amend certain provisions of the Agreement; and

WHEREAS, capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

NOW THEREFORE, in consideration of the terms and conditions set forth herein the parties agree to amend the Agreement as follows:

1.Term and Termination of Exhibit A-1 (Statement of Work #2 and Fees for Services) is hereby deleted and replaced with the following:

“The term of this SOW 2 will commence on the SOW 2 Effective Date and end four (4) years thereafter, unless it is otherwise terminated by Company at its discretion or extended by mutual written agreement of the parties.”

2.The following is hereby added as Section 4 to “Consulting Fee” in the "Fees for Services & Deliverables" section as follows:

“4. Written Consent: Pursuant to the Total Fee Cap provision of SOW 2, Company hereby provides prior written consent for Contractor to invoice an additional $2,000,000 for Services.”
3.The last sentence in “Consulting Fee” in the “Fees for Services & Deliverables” section is hereby deleted and is replaced with the following:
“Any fees in excess of $8,000,000 shall not be invoiced by Contractor under this SOW 2 without the prior written consent of Company.”
4.Except as expressly amended as set forth herein, all other terms of the Agreement shall remain in full force and effect.

5.This Amendment 2 constitutes the sole and complete understanding of the parties with respect to its subject matter and supersedes all prior or contemporaneous communications between the parties concerning such subject matter.

6.This Amendment 2 may be executed in counterparts, each of which will constitute an original, but which collectively will form one and the same instrument.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment 2 to be executed as of the Amendment 2 Effective Date.
GATES VENTURES, LLC    SCHRÖDINGER, INC.
By: /s/ Larry Cohen
Name: Larry Cohen
Title: CEO
Date: 6/22/2026
By: /s/ Ramy Farid
Name: Ramy Farid
Title: CEO and President
Date: June 15, 2026